EXHIBIT 1.1


                              ACE SECURITIES CORP.

                           Asset Backed Certificates
                                Series  199   -

                             UNDERWRITING AGREEMENT

                                                             , 19

[Lead Underwriter's name and address]

Ladies and Gentlemen:


          ACE Securities Corp., a Delaware corporation (the "Company"),
                                                             -------
proposes, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule I hereto (the "Underwriters"; provided, however,
                                              ------------
that if you are the only underwriter named in Schedule I, then the terms "Underwriter" and "Underwriters" shall refer solely to you) its Asset Backed
Certificates, Series       as specified in Schedule II hereto (the "Offered
                     -----                                          -------
Certificates"), to be issued pursuant to a Pooling and Servicing Agreement (the
------------
"Pooling and Servicing Agreement") to be dated as of                1, 19   the
 -------------------------------                     --------------      --
"Cut-off Date"), among the Company, as seller,
 ------------
-                                                as servicer (the "Servicer")
 -----------------------------------------------                   --------
and                                                , as trustee (the "Trustee").
    -----------------------------------------------                   -------
The Offered Certificates will be issued in              classes (each, a

"Class").  The Offered Certificates will evidence undivided interests in the
 -----
Upper Tier REMIC (as defined in the Pooling and Servicing Agreement).  The Upper
Tier REMIC will consist primarily of      classes of interests (the "Lower Tier
                                                                     ----------
Interests") evidencing beneficial ownership in the Lower Tier REMIC (as defined
---------
in the Pooling and Servicing Agreement and, together with the Upper Tier REMIC, the "Trust Fund") established pursuant to the Pooling and Servicing
     ----------
Agreement./1/ The Lower Tier REMIC will consist primarily of a pool (the "Pool")
                                                                          ----
of [mortgage loans] (the "[Mortgage Loans]") sold by the Company to the Lower
                           --------------
Tier REMIC and listed in an attachment to the Pooling and Servicing Agreement. Elections will be made to treat each of the Trust Fund as a real estate mortgage
investment conduit (a "REMIC"). The Class      Certificates and Class
                       -----              ----                        ----
Certificates are also to be issued pursuant to the Pooling and Servicing Agreement but do not form a part of this offering. The Offered Certificates are described more fully in the Basic Prospectus and the Prospectus Supplement (each of which terms is defined below) which the Company is furnishing to you.

--------------------
/1/ This form of Underwriting Agreement contemplates a multiple-tier REMIC structure, but a single-tier REMIC, a non-REMIC grantor trust or a FASIT may be used instead for a particular series of certificates.

          1.   Representations and Warranties. The Company represents and
               ------------------------------
warrants to, and agrees with, each Underwriter that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-_____) on Form S-3 for the
      ----------
registration under the Securities Act of 1933, as amended (the "Act"), with
                                                                ---
respect to the Offered Certificates, which registration statement has become effective and copies of which have heretofore been delivered to you. Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement, dated the date specified in Schedule II hereto, to the prospectus, dated the date specified in Schedule II hereto, relating to the Offered Certificates and the method of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Offered Certificates set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof is hereinafter called the "Registration Statement"; such prospectus, in the form in which it will be filed
-----------------------
with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Basic Prospectus"; such supplement to the Basic Prospectus, in the form in
     ----------------
which it will be filed with the Commission pursuant to Rule 424 of the Act, is hereinafter called the "Prospectus Supplement"; and the Basic Prospectus and the
                        ---------------------
Prospectus Supplement together are hereinafter called the "Prospectus".  Any
                                                           ----------
preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 402(a) or Rule 424 is hereinafter called a "Preliminary
                                                             -----------
Prospectus Supplement".  The Company will not, without your prior consent, file
---------------------
any other amendment to the Registration Statement or make any change in the Basic Prospectus or the Prospectus Supplement until after the period in which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Act. The Company, as seller with respect to the Lower Tier REMIC and as depositor with respect to the Upper Tier REMIC, will file with the Commission within fifteen days of the issuance of the Offered Certificates a report on Form 8-K setting forth specific information concerning the Offered Certificates (the "Form 8-K").
 --------

          (b) As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any other amendment to the Registration Prospectus Supplement is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act and the rules thereunder and (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
(A) the information contained in or
omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, or (B) the information contained in or omitted from any Current Report (as defined in Section 5(b) hereof), or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement or the Prospectus (or any amendment thereof or supplement thereto).

          (c) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

          (d) The Company is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (e) At or prior to the Closing Date the Company will have entered into the Pooling and Servicing Agreement; this Agreement has been duly authorized, executed and delivered by the Company, and the Pooling and Servicing Agreement, when delivered by the Company, will have been duly authorized, executed and delivered by the Company, and this Agreement and the Pooling and Servicing Agreement will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement which purport to provide indemnification from securities law liabilities.

          (f) The Offered Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus; the Offered Certificates [are "mortgage related securities" as such term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and] have been duly and validly authorized by the
              ------------
Company, and will, when duly and validly executed and authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

          (g) As of the Closing Date, the representations and warranties of the Company set forth in Section _____ of the Pooling and Servicing Agreement will be true and correct.

          (h) Neither the issuance and sale of the Offered Certificates, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of the Pooling and Servicing Agreement or this Agreement, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Company to perform its obligations under this Agreement and the Pooling and Servicing Agreement.

          (i) There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement or the Offered Certificates,
(ii) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement or the Offered Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus.

          (j) There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under the Pooling and Servicing Agreement.

          (k) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and the Pooling and Servicing Agreement and the execution, delivery and sale of the Offered Certificates have been or will be paid at or prior to the Closing Date.

          2.  Purchase and Sale.  Subject to the terms and conditions and in
              -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the

Company, the percentage of [each Class of] the Offered Certificates set forth opposite each such Underwriter's name in Schedule I hereto.

          The purchase price for [each Class of the Offered Certificates as a percentage of the aggregate principal (or notional principal) balance thereof] as of the Closing Date (as defined below) is set forth in Schedule II hereto. There will be added to the purchase price of the Offered Certificates interest in respect of (each Class of] the Offered Certificates at the interest rate applicable [to such Class] from the Cut-off Date to but not including the Closing Date.

          3.  Delivery and Payment.  Delivery of and payment for the Offered
              --------------------
Certificates shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 10 hereof (such date, location and time of delivery and payment for the Offered Certificates being herein called the "Closing Date"). Delivery of the Offered Certificates shall be made to the
-------------
several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by check or checks payable in New York Clearing House (next day) funds or immediately available funds as specified in Schedule II hereto. The Offered Certificates shall be registered in such names and in such denominations as the Underwriters may request not less than three full business days in advance of the Closing Date.

          The Company agrees to have the Offered Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

          4.  Offering by Underwriters.  It is understood that the several
              ------------------------
Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

          5.  Agreements. The Company agrees with the several Underwriters that:
              ----------
          (a) The Company will promptly advise the Underwriters (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Certificates or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object until after the period in which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Act. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be mailed to the Commission for filing pursuant to Rule 424 under the Act by first-class certified or registered mail or to be filed with the Commission in another manner pursuant to said Rule. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) The Company will cause any Computational Materials and any Structural Term Sheets (each as defined in Section 9 below) with respect to the Offered Certificates of a Series that are delivered by an Underwriter to the Company pursuant to Section 9 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the
                       --------------
Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by an Underwriter prior to 10:30 a.m. and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 10 below) with respect to the Offered Certificates of a Series that is delivered by the Underwriters to the Company in accordance with the provisions of Section 10 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. In addition, if at any time prior to the availability of the Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Mortgage Loans for the Series from those on which a Collateral Term Sheet with respect to the Series previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 10 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. In each case, the Company will promptly advise the Underwriters when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement. Notwithstanding the five preceding sentences, the Company shall have no obligation to file any materials provided by the Underwriters pursuant to Section 9 and 10 which, in the reasonable determination of the Company, are not required to be filed pursuant to the Kidder Letters or the PSA Letter (each as defined in Section 9 below), or contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Structural Term Sheets or Collateral Term Sheets provided by the Underwriters to the Company pursuant to
Section 9 or Section 10 hereof. The Company shall give notice to the Underwriters of its determination not to file any materials pursuant to clause
(i) of the preceding sentence and agrees to file such materials if the Underwriters reasonably object to such determination within one business day after receipt of such notice.

          (c) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, the Company promptly will prepare and file with the Commission, subject to paragraph
(a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural Term Sheets or Collateral Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials, Structural Term Sheets or Collateral Term Sheets that are furnished to the Company pursuant to Section 9(e) hereof which the Company determines to file in accordance therewith.

          (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Basic Prospectus, the Preliminary Prospectus supplement, if any, and the Prospectus Supplement and any amendments and supplements thereto as the Underwriters may reasonably request.

          [(e) The Company agrees that, so long as the Offered Certificates shall be outstanding, it will cause the Trustee to deliver to the Underwriters the annual statement as to compliance and the annual statements of a firm of independent public accountants, furnished to the Trustee by the Servicer pursuant to Section[s] __________________ of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee.]

          (f) The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          [(g) The Company will pay all costs and expenses in connection with the transactions contemplated hereby, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Offered Certificates; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the

Offered Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any Blue Sky Survey and in connection with any determination of the eligibility of the Offered Certificates for investment by institutional investors and the preparation of any Legal Investment Survey; the expenses of printing any such Blue Sky Survey and Legal Investment Survey; the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus, the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement, the preparation and printing of this Agreement, the furnishing to the Underwriters of such copies of each Preliminary Prospectus Supplement, if any, and Prospectus Supplement as the Underwriters may reasonably request and the fees of rating agencies. [Except as provided in Section 7 hereof,] the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Offered Certificates, including the fees of counsel to any Underwriter.]

          6.  Conditions to the obligations to the Underwriters.  The
              -------------------------------------------------
obligations of the Underwriters to purchase the Offered Certificates as provided in this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions with respect to the Offered Certificates:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission.

          (b) The Company shall have delivered to you a certificate, dated the Closing Date, of any of [list applicable executives] of the Company to the effect that the signer of such certificate has carefully examined this Agreement and the Prospectus and that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened, and (iv) nothing has come to his attention that would lead him to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) The Underwriters shall have received from [Cadwalader, Wickersham & Taft], special counsel for the Company, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

     (i) Assuming due authorization, execution delivery by the company of this Agreement and the Pooling and Servicing Agreement, each of this Agreement and the Pooling and Servicing Agreement is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms;

    (ii) The Offered Certificates, when duly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of such Pooling and Servicing Agreement;

   (iii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the trust created thereunder is not required to be registered under the Investment Company Act of 1940, as amended;

    (iv) Such counsel confirms that [(based solely upon telephonic confirmation from a representative of the Commission)] the Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order with respect thereto has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission under the Act; such Registration Statement (except the financial statements and schedules and other financial and statistical data included therein and the documents incorporated by reference therein, as to which such counsel need express no view), at the time it became effective and the Prospectus (except the financial statements and schedules and the other financial and statistical data included therein and the documents incorporated by reference therein as to which such counsel need express no view), as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respect to the requirements of the Act and the rules and regulations thereunder;

     (v) The statements set forth in the Prospectus under the headings "Federal Income Tax Consequences" (insofar as they relate specifically to the purchase, ownership and disposition of the Offered Certificates) and "ERISA Considerations" (insofar as they relate specifically to the purchase, ownership and disposition of such Offered Certificates), to the extent that they constitute matters of law or legal conclusions, provide a fair summary of such law or conclusions; and

    (vi) Assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund (other than any such excluded assets) will qualify as one or more REMICs pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), each Class of Certificates of the Series, other than the
           ----
          Residual Class or Classes, will constitute a class of "regular interests" in a REMIC within the meaning of the

          Code, and each Class of such Certificates specified in the Prospectus as a Class of Residual Certificates will constitute the "residual interest" in a REMIC within the meaning of the Code.

          Such opinion (a) may express its reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling and Servicing Agreement, (b) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company, and
(c) may be qualified as an opinion only on the law of the State of New York, the federal law of the United States of America and the General Corporation Law of the State of Delaware.

          Based on such counsel's participation in conferences with officers and other representatives of the Company, the Servicer, Underwriters' counsel, representatives of the Trustee and the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel need not pass upon or assume responsibility for the actual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraph [(vii)] above) and need not make an independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing, such counsel shall also confirm that nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement (which for purposes of such opinion shall not be deemed to include any exhibits filed therewith or documents incorporated by reference therein), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements, schedules and other numerical, financial and statistical data and the documents incorporated therein and the information included under the caption "Plan of Distribution" contained in the Registration Statement, any amendment thereof and the Prospectus, as to which such counsel need express no opinion). Insofar as questions of materiality are involved in the foregoing opinion, such counsel may as to factual matters necessary to the determination of materiality rely upon certificates and other information provided by officers and other representatives to the Company and as to determinations of materiality, may seek in the first instance and rely where such counsel concludes such reliance is justifiable, on the view of officers and other representatives of the Company.

          (d) The Underwriters shall have received from ______________________________, special counsel for the Company, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

               (i) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus, to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement and to consummate the transactions contemplated hereby and thereby, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

               (ii) Each of this Agreement and the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company.

               (iii) Neither the offer, sale and issuance of the Offered Certificates nor the consummation of any other of the transactions contemplated in this Agreement or the Pooling and Servicing Agreement will conflict with or result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passing of time or notification, or both, would constitute a default), under the certificate of incorporation or by-laws of the Company or, to the knowledge of such counsel, any indenture or other agreement or instrument to which the Company is a party or by which it is bound, or any State of New York, State of Delaware or federal statute or regulation applicable to the Company or, to the knowledge of such counsel, any order of any State of New York, State of Delaware or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company.

               (iv) To the knowledge of such counsel, there are no material contracts, indentures or other documents of the Company required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

               (v) There is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

               (vi) No consent, approval, authorization or order of the State of New York, State of Delaware or any federal court or governmental agency or body is required for the consummation by the Company of the transactions by this Agreement and the Pooling and Servicing Agreement, except (i) such as have been obtained under the Act and (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and the offer and sale of the Offered Certificates by any Underwriter, as to which such counsel need express no opinion.

          Such opinion (a) may express counsel's reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling and Servicing Agreement and
(b) may be qualified as an opinion only on the law of the State of New York, the General Corporate Law of the State of Delaware and the federal law of the United States of America.

          (e) The Underwriters shall have received from counsel for the Servicer a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

               (i) The Servicer has been duly organized as a corporation and is validly existing and in good standing under the laws of the State(s] of [or _____________________, as the case may be] and has corporate power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, to enter into and perform its obligations under the Pooling and Servicing Agreement and to consummate the transactions contemplated thereby, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or leasing of property or the conduct of its business requires such qualification, owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as described in the Prospectus, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

               (ii) The execution and delivery of the Pooling and Servicing Agreement has been duly authorized by the Servicer and the Pooling and Servicing Agreement has been duly executed and delivered by it and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or similar laws affecting the enforcement of rights of creditors generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

              (iii) Neither the execution nor the delivery of the Pooling and Servicing Agreement, nor the consummation of any other of the transactions contemplated therein, nor the fulfillment of the terms of the Pooling and Servicing Agreement will conflict with, result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passage of time or notification, or both, would constitute a default) under the [certificate] [articles] of incorporation or by-laws of the Servicer, any statute currently applicable to it or any order, or regulation currently applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or the terms of any indenture or other agreement or instrument known to such counsel to which it is a party or by which it or any of its properties are bound.

               (iv) There is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Servicer of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

               (v) No approval, authorization, consent or order, registration, filing, qualification, license or permit of or with any court or government agency or body is required for the consummation by the Servicer of the transaction contemplated in the Pooling and Servicing Agreement.

          Each of such opinions (a) may express counsel's reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling and Servicing Agreement, (b) may assume the due authorization, execution and delivery of the Pooling and Servicing Agreement and the instruments and documents referred to therein by the parties thereto other than the Servicer and
(c) may be qualified as an opinion only on the law of _________ [or ____________________, as the case may be,] and the federal law of the United States of America.

          (f) The Underwriters shall have received from __________, counsel for the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters.

          (g) The Underwriters shall have received from ___________________ certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters stating in effect that [using the assumptions and methodology used by the Company, all of which shall be described in such letter, they have recalculated such numbers and percentages set forth in the Prospectus as the Underwriters may reasonably request and as are agreed to by ______________, compared the results of their calculations to the corresponding items in the Prospectus, and found each such number and percentage set forth in the Prospectus to be in agreement with the results of such calculations]. To the extent historical financial information with respect to the Company and/or historical financial, delinquency or related information with respect to one or more servicers is included in the Prospectus, such letter or letters shall also relate to such information.

          (h) The Offered Certificates listed on Schedule III hereto shall have been rated as indicated on such Schedule by the rating agency or agencies indicated.

          (i) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such additional information, certificates and documents as they may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substances to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or by either telegraph or telecopier confirmed in writing.

          [7.  Reimbursement of Underwriters' Expenses.  If the sale of any
               ---------------------------------------
Offered Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or therein or comply with any provision hereof or thereof, other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Offered Certificates.]

          8.  Indemnification and Contribution. (a) The Company agrees to
              --------------------------------
indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus Supplement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets (as defined in Section 9 below) in respect of which the Company agrees to indemnify any Underwriter or any such controlling person, as set forth below, where such are made in conjunction with the Prospectus) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, or action; provided, however, (i) that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company by any Underwriter directly or through another Underwriter specifically for use in the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Mortgage
                                                                    --------
Pool Error") in the information concerning the characteristics of the Mortgage
----------
Loans furnished by the Company to an Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials (or amendments or supplements) were based, (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss claim, damage or liability purchased the Offered Certificates which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and
(iii) such indemnity with respect to any Mortgage Pool Error shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials or ABS Term Sheets (or any written or electronic materials on which the Computational Materials or ABS Term Sheets are based) that were prepared on the basis of such Mortgage Pool Error, if, prior to the time of confirmation of the sale of the applicable Offered Certificates to such person, the Company notified such Underwriter in writing of the Mortgage Pool Error or provided in written or electronic form information superseding or correcting such Mortgage Pool Error (in any such case, a "Corrected Mortgage
                                                          ------------------
Pool Error"), and such Underwriter failed to notify such person thereof or to
----------
deliver to such person corrected Computational Materials (or underlying written or electronic materials) or ABS Term Sheets. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to (A) written information relating to such Underwriter furnished to the Company by an Underwriter directly or through another Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity, or (B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter and furnished to the Company by such Underwriter pursuant to or as contemplated by Section 9 and incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage Pool Error). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that [the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" or "Plan of Distribution" in any Preliminary Prospectus Supplement or the Prospectus] constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity (other than any Computational Materials or ABS Term Sheets furnished to the Company by any Underwriter, and you confirm that such statements are correct. (Any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by a particular Underwriter shall relate exclusively to and be the several responsibility of such Underwriter and no other Underwriter.]

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to in paragraph (a) or (b) above as follows:

          (i) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof) in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Offered Certificates specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Offered Certificates) be responsible under this subparagraph (i) for any amount in excess of the underwriting discount applicable to the Offered Certificates purchased by such Underwriter hereunder; and

          (ii) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Terms Sheets (or any amendments or supplements thereof) or in any written or electronic materials on which the Computational Materials are based, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials or ABS Term Sheets (or any amendments or supplements thereof or such written or electronic materials) results from information prepared by the Company on the one hand or Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Notwithstanding anything to the contrary in this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          9.  Computational Materials and Structural Term Sheets. (a) Not later
              --------------------------------------------------
than 10:30 a.m., New York time, on the business day before the date on which the Current Report relating to the Offered Certificates of a Series is required to be filed by the Company with the Commission pursuant to Section 5(b) hereof, the Underwriters shall deliver to the Company five complete copies of all materials provided by the Underwriters to prospective investors in such Offered Certificates which constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder
                                                                       ------
Letters") and the filing of such material is a condition of the relief granted
-------
in such letter (such materials being the "Computational Materials"), and (ii)
                                          -----------------------
"Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter") and the
                                                      ----------
filing of such material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"). Each delivery of
                           ----------------------
Computational Materials and Structural Term Sheets to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in
Section 13 hereof and one copy of such materials to the Company.

          (b) Each Underwriter represents and warrants to and agrees with the Company, as of the date hereof and as of the Closing Date, that:

          (i) if the Underwriters have provided any Collateral Term Sheets to potential investors in the Offered Certificates prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case the Underwriters delivered four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 13 hereof and one copy of such materials to the Company no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

          (ii) the Computational Materials furnished to the Company by such Underwriter pursuant to Section 9(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission with respect to the Offered Certificates in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters;

          (iii) the Structural Term Sheets furnished to the Company by such Underwriter pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission as "Structural Term Sheets" with respect to the Offered Certificates in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter;

          (iv) on the date any such Computational Materials or Structural Term Sheets with respect to such Offered Certificates (or any written or electronic materials furnished to prospective investors on which the Computational Materials are based) were last furnished to each prospective investor by such Underwriter and on the date of delivery thereof to the Company pursuant to Section 9(a) and on the Closing Date, such Computational Materials (or such other materials) or Structural Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (v) at the time any Computational Materials or Structural Term Sheets with respect to the Offered Certificates were furnished to a prospective investor and on the date hereof, the Underwriters possessed, and on the date of delivery of such materials to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, the Underwriters will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials or Structural Term Sheets conform to the representations and warranties of the Underwriters contained in subparagraphs (ii)-(iv) above of this paragraph (b);

          (vi) all Computational Materials (or underlying materials distributed to prospective investors on which the Computational Materials were based) delivered to prospective investors by such Underwriter and all Structural Term Sheets delivered to prospective investors by such Underwriter contained and will contain a legend, prominently displayed on the first page thereof, stating that the Computational Materials or Structural Term Sheets are being produced and provided exclusively by the Underwriter and that the Underwriter is acting as an underwriter and not acting as an agent of the Company in connection with the securities described herein, and otherwise in form and substance satisfactory to the Company.

Notwithstanding the foregoing, each Underwriter makes no representation or warranty as to whether any Computational Materials or Structural Term Sheets (or any written or electronic materials on which the Computational Materials are based) included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by such Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

          (c) The Underwriters shall cause a firm of public accountants to furnish to the Company a letter, dated as of the date on which the Underwriters deliver any Computational Materials (which term shall be deemed to include, for purposes of this paragraph (c), calculated statistical information delivered to prospective investors in the form of a Structural Term Sheet) to the Company pursuant to Section 9(a), in form and substance satisfactory to the Company, stating in effect that they have verified the mathematical accuracy of any calculations performed by each Underwriter and set forth in such Computational Materials.

          (d) Each Underwriter acknowledges and agrees that the Company has not authorized and will not authorize the distribution of any Computational Materials (or any written or electronic materials on which the Computational Materials are based) or Structural Term Sheets to any prospective investor, and agrees that any Computational Materials or Structural Term Sheets with respect to any Series of Certificates furnished to prospective investors shall include a disclaimer in the form described in paragraph (b)(iv) above.

Each Underwriter agrees that it will not represent to prospective investors that any Computational Materials or Structural Term Sheets were prepared or disseminated on behalf of the Company.

          (e) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by any Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational Materials or Structural Term Sheets to comply with the Act or the rules thereunder, such Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Each Underwriter represents and warrants to the Company, as of the date of delivery by it of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that each such Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by such Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error). The Company shall have no obligation to file such amendment or supplement if (i) the Company determines that such amendment or supplement conjunction with the Prospectus and Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by any Underwriter to the Company pursuant to this paragraph (e) or
(ii) the Company reasonably determined that such filing is not required under the Act and the Underwriters do not object as provided below. The Company shall give notice to the Underwriters of its determination not to file an amendment or supplement pursuant to clause (ii) of the preceding sentence and agrees to file such amendment or supplement if the Underwriters reasonably object to such determination within one business day after receipt of such notice.

          10.  Collateral Term Sheets. (a) Prior to the delivery of any
               ----------------------
"Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets"), to a prospective investor in the Offered
     ----------------------
Certificates, the Underwriters shall notify the Company and its counsel by telephone of their intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 10:30 a.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in the Offered Certificates, the Underwriters shall deliver to the Company five complete copies of all materials provide by the Underwriters to prospective investors in such Offered Certificates which constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 14 hereof and one copy of such materials to the Company. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.") At the time of each such delivery, the
           ---------------
Underwriter making such delivery shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the Company with respect to such Series pursuant to this Section 10(a) as a result of the occurrence of a material change in the characteristics of the Mortgage Loans.

          (b) Each Underwriter represents and warrants to and agrees with the Company as of the date hereof and as of the Closing Date, that:

          (i) The Collateral Term Sheets furnished to the Company by such Underwriter pursuant to Section 10(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to time of delivery thereof to the

     Company that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the Offered Certificates in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter;

          (ii) On the date any such Collateral Term Sheets with respect to such Offered Certificates were last furnished to each prospective investor by such Underwriter and on the date of delivery thereof to the Company pursuant to Section 10(a) and on the Closing Date, such Collateral Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (iii) such Underwriter has not represented to any prospective investor that any Collateral Term Sheets with respect to any Series were prepared or disseminated on behalf of the Company, and, except as otherwise disclosed by such Underwriter to the Company in writing prior to the date hereof, all Collateral Term Sheets previously furnished to prospective investors included a disclaimer to the effect set forth in Section 10(c).

Notwithstanding the foregoing, each Underwriter makes no representation or warranty as to whether any Collateral Term Sheet included or will include any untrue statement or material omission resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by such Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

          (c) Each Underwriter acknowledges and agrees that any Collateral Term Sheets with respect to any Series of Certificates furnished to prospective investors from and after the date hereof shall include a disclaimer in form satisfactory to the Company to the effect set forth in Section 9(d) hereof, and to the effect that the information contained in such materials supersedes information contained in any prior Collateral Term Sheet with respect to such Series of Offered Certificates and will be superseded by the description of the Mortgage Loans in the Prospectus Supplement and in the detailed description relating to such Prospectus Supplement to be filed under cover of Form 8-K.
Each Underwriter agrees that it will not represent to prospective investors that any Collateral Term Sheets were prepared or disseminated on behalf of the Company.

          (d) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by any Underwriter pursuant to this Section 10 or the omission to state therein a material fact required, when considered in conjunction with the Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term

Sheets to comply with the Act or the rules thereunder, such Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, each such Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by such Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error). The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by any Underwriter to the Company pursuant to this paragraph (d) or (ii) such filing is not required under the Act.

          11.  Substitution of Underwriters. (a) If any Underwriter shall fail
               ----------------------------
to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Agreement, upon tender of such Offered Certificates in accordance with the terms hereof, and the amount of the Offered Certificates not purchased does not aggregate more than 10% of the total amount of the Offered Certificates set forth in Schedule I hereof, the remaining Underwriters shall be obligated to take up and pay for the Offered Certificates that the withdrawing or defaulting Underwriter agreed but failed to purchase.

          (b) If any Underwriter shall fail to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Agreement (such Underwriter being a "Defaulting Underwriter"), upon tender of
                                     ----------------------
such Certificates in accordance with the terms hereof and thereof, and the amount of the Offered Certificates not purchased aggregates more than 10% of the total amount of the Offered Certificates set forth in Schedule I hereto, and arrangements satisfactory to the remaining Underwriters and the Company for the purchase of such Certificates by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 5(f) and Section 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of the Offered Certificates such Underwriter agreed to purchase hereunder) be under any liability to the Company (except to the extent provided in Sections 8, 9 and 10 hereof). Nothing herein shall be deemed to relieve any Defaulting Underwriter from any liability it may have to the Company or any other Underwriter by reason of its failure to take up and pay for Certificates as agreed by such Defaulting Underwriter.

          12.  Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Underwriters by notice given to the Company prior to delivery of and payment for all Offered Certificates if prior to such time [(i) trading in securities of the Company or any affiliate on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities,] or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, impractical to market the Offered Certificates.

          13.  Representations and Indemnities to Survive.    The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Offered Certificates. The provisions of Sections 7, 8, 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

          14.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to them at the addresses set forth on Schedule I hereto; or, if sent to the Company will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at 6707 Fairview Road, Suite D, Charlotte, North Carolina,
28210, with a copy to [                                 ].

          15.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

          16.  Applicable Law; Counterparts.  This Agreement will be governed by
               ----------------------------
and construed in accordance with the laws of the State of New York without giving effect to the provisions thereof concerning conflict of laws. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

          17.  Performance under Pooling and Servicing Agreement.  You agree to
               -------------------------------------------------
perform the obligations and exercise the rights of the Company, all on behalf of the Company, under Sections ______ of the Pooling and Servicing Agreement, and you agree to perform, on behalf of the Company, the obligation described in the definition of [Rating Agency] in the Pooling and Servicing Agreement to designate a successor [Rating Agency] under the circumstances contemplated therein.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                    Very truly yours,


                                         ACE SECURITIES CORP.

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

Accepted at New York, New York
as of the date first written above.

[NAME OF LEAD UNDERWRITER]


By:
   --------------------------------
   Name:
   Title:

SCHEDULE I

                                             Percentage of

                                             Series ____________,

                                             Class ___ and Class _______

                                             Certificates to be Purchased

                 Underwriter

                (and address)

SCHEDULE II


Registration Statement No.
   Basic Prospectus dated _____________, 19__
   Prospectus Supplement dated ____________, 19__



Title of Certificates:                 Asset Backed Certificates, Series 199 -

Amount of Certificates

(approximate; subject to a variance
of plus or  minus 5%):

Pass-Through Rates:

Purchase Price Percentage              % (plus accrued interest)

Cut-off Date:                          _________________, 19__

Closing:                                     [A.M. P.M.] _______, 19__ at the
                                       offices of [Cadwalader, Wickersham &
                                       Taft, 100 Maiden Lane, New York, New
                                       York 10038]

Manner of payment of
   Certificate Purchase Price:

Office for delivery of
   non-book entry
   Certificates:



Office for payment for
   Certificates or wire transfer
   information:

Office for checking
   non-book entry
   Certificates:

Denominations:                         $______ and integral multiples of $_____
                                       in excess thereof, provided that one
                                       certificate [of each Class] may
                                       represent a different amount.

Modification of representations and warranties contained in Section 1 of the Underwriting Agreement:

                                      None

Modification of opinion of counsel delivered pursuant to Section 6(c) of the Underwriting Agreement:

                                      None

Modification of items to be covered by the letter from ________________________ delivered pursuant to Section 6(g) of the Underwriting Agreement:

                                      None

Modification of items to be covered by the letter from ____________________________ delivered pursuant to Section 6(h) of the Underwriting Agreement:

                                      None